UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

SANDBRIDGE X2 CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40183	86-1544667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

725 5th Ave, 23rd Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 292-7870

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	SBII.U	New York Stock Exchange LLC
Shares of Class A common stock included as part of the units	SBII	New York Stock Exchange LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SBII WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, Sandbridge X2 Corp. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file the Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Q1 2021 Form 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”).

The notice has no immediate effect on the listing or trading of the Company’s securities on the NYSE. The NYSE has informed the Company that it will have six months from May 24, 2021 to file the Q1 2021 Form 10-Q with the SEC and may regain compliance with the NYSE listing standards at any time prior to that date by filing its Q1 2021 Form 10-Q. If the Company does not file its Q1 2021 Form 10-Q before the compliance deadline, the NYSE may grant an additional six month extension for the Company to regain compliance at its sole discretion.

As previously disclosed in the Form 12b-25 filed by the Company on May 17, 2021, the Company reevaluated the accounting treatment of its warrants (the “Warrants”) following the issuance of the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “SEC Statement”) by the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC.  The Company concluded that, based on the SEC Statement, the Warrants should be accounted for as a liability and measured at fair value with changes in fair value each period reported in the Company’s statement of operations. The Company is in the process of completing its final analysis of this change and working diligently with its auditors in order to finalize the Q1 2021 Form 10-Q, which will be filed as soon as is practicable.

On June 1, 2021, the Company issued a press release regarding receipt of the notice from the NYSE. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated June 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2021
SANDBRIDGE X2 CORP.

By:	/s/ Richard Henry
Name:	Richard Henry
Title:	Chief Financial Officer